Subsequent Event	12 Months Ended
Dec. 31, 2012
Subsequent Event
29.	SUBSEQUENT EVENT

(a)	Investigation of SouthGobi by the Mongolian Independent Authority Against Corruption

SouthGobi is subject to continuing investigations by the Mongolian Independent Authority Against Corruption (“IAAC”) and other governmental and regulatory authorities in the Republic of Mongolia regarding allegations against SouthGobi and some of its employees involving possible breaches of Mongolian laws, including anti-corruption and taxation laws.

Subsequent to December 31, 2012, the IAAC informed SouthGobi that orders, placing restrictions on certain of its Mongolian assets, had been imposed in connection with its continuing investigation.

The orders placing restrictions on certain of SouthGobi’s Mongolian assets could ultimately result in an event of default of SouthGobi’s convertible debenture. This matter remains under review by SouthGobi and its advisers, but to date, it is SouthGobi’s view that this would not result in an event of default as defined under the convertible debenture terms. However, in the event that the orders result in an event of default of SouthGobi’s convertible debenture that remains uncured for ten business days, the principal amount owing and all accrued and unpaid interest will become immediately due and payable upon notice to SouthGobi by CIC.

The orders relate to certain items of operating equipment and infrastructure and SouthGobi’s Mongolian bank accounts. The orders related to the operating equipment and infrastructure restricts the sale of these items; however, the orders do not restrict the use of these items in SouthGobi’s mining activities. The orders related to SouthGobi’s Mongolian bank accounts restrict the use of in-country funds. While the orders restrict the use of in-country funds pending outcome of the investigation, they are not expected to have any material impact on SouthGobi’s activities.

(b)	Restatement of Financial Statements for Subsequent Discontinued Operations

On June 17, 2013, Ivanhoe Australia announced it changed its name to Inova Resources Limited (“Inova”). On November 1, 2013, the Company completed the sale of all of its shares of Inova to the Shanxi Donghui Coal Coking & Chemicals Group Co., Ltd. (“Shanxi”) for approximately $85 million (Aud$90 million) in cash. These funds are expected to be received in November 2013.

The Company’s Board of Directors committed to a plan to sell its investment in Inova in August 2013 in conjunction with a proposed bid by Shanxi to acquire the majority of shares of Inova for Aud$0.22 cash per share (the “Takeover Offer”) and as at September 30, 2013, the assets and liabilities of Inova were classified as held for sale and the operations of Inova were presented as discontinued operations in the Company’s consolidated interim financial statements as of and for the nine months ended September 30, 2013.

Note 28 reflects the retrospective classification of the assets and liabilities of Inova as held for sale and the operations as discontinued operations.